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                                                                 Exhibit (10)(r)


                         -------------------------------

                          Registration Rights Agreement


                          Dated as of November 1, 1999


                                     between


             First Union Real Estate Equity and Mortgage Investments


                                       and


                          The Parties Signatory Hereto


                         -------------------------------


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                          REGISTRATION RIGHTS AGREEMENT


                This Registration Rights Agreement (the "Agreement") is made and entered into as of the 1st day of November, 1999, between First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Company"), and Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International, Ltd. (each, a "Purchaser" and collectively, the "Purchasers").

                WHEREAS, the Company and the Purchasers have entered into those certain Standby Purchase Agreements, each dated as of August 11, 1998, and a Letter Agreement, dated as of April 19, 1999 (collectively, the "Standby Agreement"), which provides for the sale by the Company and the purchase by the Purchasers of the Company's shares of beneficial interest, $1.00 par value per share (the "Common Shares"), in connection with the Offerings (as defined in the Standby Agreement) contemplated thereby; and

                WHEREAS, in connection with the Standby Agreement, the Company has agreed to provide to the Purchasers, their respective successors, assigns and direct and indirect transferees the registration rights set forth in this Agreement.

                ACCORDINGLY, the parties hereto agree as follows:

                1. DEFINITIONS.

                As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time.

                "1934 ACT" shall mean the Securities Exchange Act of l934, as amended from time to time.

                "ADDITIONAL PIGGYBACK RIGHTS" shall have the meaning set forth in Section 2.3(c) hereof.

                "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                "DEMAND EXERCISE NOTICE" shall have the meaning set forth in
Section 2.3(a)(i) hereof.

                "DEMAND REGISTRATION REQUESTS" shall have the meaning set forth in Section 2.3(a)(i) hereof.


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                "DEMAND REGISTRATIONS" shall have the meaning set forth in
Section 2.3(a)(i) hereof.

                "EFFECTIVENESS PERIOD" shall have the meaning set forth in
Section 2.1(a)(ii) hereof.

                "ENTERPRISE SHARES" shall mean the "Warrant Shares" entitling Enterprise Asset Management, Inc. to purchase 500,000 Common Shares as referred to in the Agreement, dated as of November 2, 1998, between Enterprise Asset Management, Inc. and the Company.

                "FILING DATE" shall have the meaning set forth in Section 2.1(a)(i).

                "HOLDERS" shall mean the Purchasers and their respective affiliates, for so long as they own any Registrable Securities, and their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

                "MATERIAL TRANSACTION" shall have the meaning set forth in
Section 2.1(a)(ii) hereof.

                "MATERIAL TRANSACTION TOLLING PERIOD" shall have the meaning set forth in Section 2.1(a)(ii) hereof.

                "NASD" shall mean the National Association of Securities Dealers, Inc.

                "OFFERING" shall mean the rights offering conducted by the Company pursuant to the Prospectus, dated April 13, 1999, as supplemented by the Prospectus Supplement, dated April 21, 1999, and consummated on May 14, 1999.

                "OTHER DEMAND RIGHTS" shall have the meaning set forth in
Section 2.2(b)(ii) hereof.

                "PERSON" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                "PIGGYBACK REGISTRATION" shall mean a registration effected pursuant to Section 2.2 hereof.

                "PIGGYBACK REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2.2 hereof.

                "PIGGYBACK RIGHTS" shall have the meaning assigned thereto in
Section 2.2(a) hereof.

                "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus,

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including post-effective amendments, and in each case including all material incorporated by reference therein.

                "PURCHASER" shall have the meaning set forth in the preamble.

                "REGISTERED REGISTRABLE SECURITIES" shall have the meaning set forth in Section 2.4 hereof.

                "REGISTRABLE SECURITIES" shall mean the Securities; provided, however, that Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities have been sold to the public pursuant to Rule l44 (or any similar provision then in force) under the 1933 Act, or (iii) such Securities shall have ceased to be outstanding.

                "REGISTRATION EXPENSES" shall mean any and all expenses incurred by the Company or any Holder in connection with any registration, filing or qualification of Registrable Securities, including without limitation: (i) all SEC, securities exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities and any filings with the NASD), (iii) all expenses incurred in connection with the preparation, word processing, printing and distribution of any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements and securities sales agreements, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(p) hereof, (vii) the reasonable fees and disbursements of one counsel representing the Holders and (viii) any fees and disbursements of the underwriters customarily required to be paid by issuers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders.

                "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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                "SEC" shall mean the United States Securities and Exchange
Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

                "SECTION 2.2 SALE NUMBER" shall have the meaning set forth in
Section 2.2(b) hereof.

                "SECTION 2.3 SALE NUMBER" shall have the meaning set forth in
Section 2.3(d) hereof.

                "SECURITIES" shall mean (i) the Common Shares acquired by each Purchaser and its affiliates in connection with the Offering; and (ii) any equity securities of the Company issued or issuable with respect to any of such Common Shares in connection with a reclassification, recapitalization, merger, consolidation or other reorganization, stock dividend or stock split.

                "SHELF REGISTRATION" shall mean a registration effected pursuant to Section 2.1 hereof.

                "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2.1 of this Agreement which (i) covers all of the Registrable Securities and all of the Enterprise Shares (including any equity securities of the Company issued or issuable with respect to any of such Enterprise Shares in connection with a reclassification, recapitalization, merger, consolidation or other reorganization, stock dividend or stock split) and (ii) covers no other securities of the Company that have been or will be issued and which shelf registration statement is on a Form S-3 or a successor form pursuant to Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                "STANDBY AGREEMENT" shall have the meaning set forth in the preamble.

                "UNDERWRITERS' REPRESENTATIVE" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                "VALID BUSINESS REASON" shall have the meaning set forth in
Section 2.1(a)(ii) hereof.

                2.  REGISTRATION UNDER THE 1933 ACT.

                2.1 SHELF REGISTRATION. (a) The Company shall:

                (i) not later than the date that is 45 days after the Purchasers deliver a written request to the Company (the date such request is delivered to be determined in accordance with Section 5.3 hereto) with respect to the filing of the Shelf Registration Statement hereinafter

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referred to (the "Filing Date"), file with the SEC, and thereafter shall use its best efforts to cause to be declared effective as promptly as practicable, but not later than 120 days after the Filing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution (including an underwritten offering) elected from time to time by the Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement;

                (ii) use its best efforts to keep the Shelf Registration Statement continuously effective until the earliest to occur of:

                         (A) the date when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to any Registration Statement under this Agreement or cease to be outstanding or otherwise to be Registrable Securities;

                         (B) the date on which all of the following conditions have been satisfied: (1) the Registrable Securities represent less than five percent (5%) of the outstanding Common Shares of the Company; (2) none of the Holders have designees on the Company's Board of Trustees and (3) the Company delivers to the Holders an opinion of counsel reasonably acceptable to the Holders to the effect that (x) the Holders are not and have not been "affiliates" (within the definition of Rule 144 under the 1933 Act) of the Company for the preceding three consecutive months and (y) the Registrable Securities may be freely disposed of pursuant to Rule 144 under the 1933 Act or otherwise; and

                         (C) the date which is seven years from the date hereof

(the "Effectiveness Period"), PROVIDED, HOWEVER, that if the Company determines by a resolution of the Board of Trustees of the Company or authorized committee thereof that in its good faith judgment (a "Valid Business Reason") the continued availability of the Shelf Registration Statement would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction (including any significant regulatory event) involving the Company (a "Material Transaction"), the continued availability of the Shelf Registration Statement may be suspended for a reasonable period of time; PROVIDED, HOWEVER, that (1) in the case of a Material Transaction that requires the Company to seek the approval of the Company's shareholders or would require the Company to prepare and file with the SEC a registration statement under the 1933 Act or the 1934 Act, such suspension shall in no event exceed 120 days or (2) in the case of any other Material Transaction, such suspension shall in no event exceed 90 days; PROVIDED, FURTHER that such suspensions shall not occur more than two times and in no event for more than 180 days in the aggregate in any consecutive twelve-month period during the Effectiveness Period (such period during which the Effectiveness Period may be suspended, the "Material Transaction Tolling Period"); and

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                  (iii) notwithstanding any other provisions hereof, use its best efforts to ensure that (A) the Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof complies in all material respects with the 1933 Act and the rules and regulations thereunder,
(B) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) the Prospectus forming a part of the Shelf Registration Statement does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                  (b) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to suspend the availability of the Shelf Registration Statement for use by the Holders pursuant to Section 2.1(a)(ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.

                  (c) (i) If any Holder of Registrable Securities requests that some or all of its Registrable Securities covered by the Shelf Registration Statement be sold in an underwritten offering, the Company shall, as promptly as practicable, but no later than ten days after receipt of such request, give written notice of such request to all Holders of Registrable Securities. Any Holder of Registrable Securities who wishes to participate in the underwritten offering may, within ten days of receipt of such notice, elect to have all or any of its Registrable Securities included in such underwritten offering; PROVIDED, HOWEVER, that if the number of Registrable Securities requested to be included in such registration, in the opinion of the Underwriters' Representative, exceeds the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities proposed to be registered, then the number of such Registrable Securities to be included in such underwritten registration shall be allocated pro rata among all Holders requesting that their Registrable Securities be included in such registration, based on the number of Registrable Securities proposed to be sold by each Holder. Notwithstanding the foregoing, the Company shall have no obligations under Section 3(l) in respect of an underwritten offering of Registrable Securities unless and until the Company shall have received written notification from the Holders of Registrable Securities that the intended method of distribution is an underwritten offering of Registrable Securities with a reasonably anticipated aggregate offering price to the public of at least ten million ($10,000,000) dollars.

                  (ii) If any of the Registrable Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Underwriters' Representative will be selected by the Holders of a majority of the Registrable Securities to be included in such offering and shall be reasonably acceptable to the Company. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders of a

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majority of the Registrable Securities to be included in the offering and (b)
completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In connection with any underwritten offering under this Section 2.1, each of the participating Holders and the Company shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties (in the case of the participating Holders as to the Registrable Securities being sold by the participating Holder in such underwritten offering and the plan of distribution thereof) and provide certain customary indemnification for the benefit of the underwriters.

                2.2 PIGGYBACK REGISTRATION. (a) If at any time the Company proposes to register (including for this purpose a registration effected by the Company for the account of the Company or shareholders of the Company other than the Holders of the Registrable Securities for offer and sale Common Shares under the 1933 Act (other than pursuant to registrations on Form S-4 or Form S-8 or similar forms solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan, merger or consolidation or exchange offer), as soon as practicable (but in no event less than ten business days prior to the date of filing any related Registration Statement), the Company shall give the Holders of the Registrable Securities written notice of such registration. Upon the written request of any Holder given within ten days following the date such notice is delivered (as determined in accordance with Section 5.3 hereof), the Company shall use all reasonable efforts to cause to be included in such Registration Statement (a "Piggyback Registration Statement"), and use all reasonable efforts to cause to be registered under the 1933 Act, all the Registrable Securities that such Holder shall have requested to be registered (such right of Holders to request that their Registrable Shares be included in a Piggyback Registration Statement, "Piggyback Rights"). Notwithstanding anything to the contrary in this Section 2.2(a), the Company shall not be required to include any Registrable Securities in such Piggyback Registration Statement if (i) the Piggyback Registration Statement is a "shelf" registration statement on Form S-3 or other appropriate form pursuant to Rule 415 under the 1933 Act and (ii) the Shelf Registration Statement is effective and available for sales of Registrable Securities. The Company shall have the absolute right to withdraw or cease to prepare or file any Piggyback Registration Statement for any offering referred to in this Section 2.2 without any obligation or liability to the Holders; PROVIDED, that the Company shall promptly notify the Holders in writing of any such action and shall, subject to the provisions of Section 2.5, reimburse Holders of Registrable Securities requested to be included in such Piggyback Registration Statement for all reasonable out-of-pocket expenses incurred by such Holders in connection with such Piggyback Registration Statement prior to such withdrawal by the Company.

                  (b) If any Piggyback Registration Statement relates to an underwritten offering of Common Shares and such Common Shares and the number of Registrable Securities requested to be included in such registration, in the opinion of the Underwriters' Representative, exceeds the largest number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such offering, then the Company shall include in such registration:

                           (i) all Common Shares that the Company proposes to
register for its own account (the "Company Securities");

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                           (ii) if the number of Company Securities is zero, all
securities being included in such registration pursuant to the terms of any contractual demand registration rights granted to any Person other than a Holder ("Other Demand Rights"); and

                           (iii) (x) to the extent that the number of Company
Securities is more than zero but less than the Section 2.2 Sale Number, all securities being included in such registration pursuant to the terms of any Other Demand Rights and all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; provided, however, that, if the number of such Registrable Securities, securities being included pursuant to Other Demand Rights and Company Securities exceeds the Section 2.2 Sale Number, the aggregate number of such Registrable Securities and securities being included pursuant to Other Demand Rights (not to exceed the Section 2.2 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration and all Persons exercising Other Demand Rights based on the number of Registrable Securities then owned by each such Holder requesting inclusion or the number of securities to be included pursuant to Other Demand Rights then owned by each such Person, as applicable, in relation to the aggregate number of Registrable Securities then owned by all such Holders requesting inclusion and all Persons exercising Other Demand Rights; and

                           (y) to the extent that the number of Company
Securities is zero, and the number of securities being included pursuant to Other Demand Rights is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included in such registration by Holders of Registrable Securities, PROVIDED, HOWEVER, that, if the number of such Registrable Securities and securities being included pursuant to Other Demand Rights exceeds the Section 2.2 Sale Number, the aggregate number of such Registrable Securities (not to exceed the Section 2.2 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities then owned by all such Holders requesting inclusion.

                  (c) No Holder may participate in any underwritten registration pursuant to this Section 2.2 unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements entered into by the Company and the underwriters and (b) completes and executes all customary questionnaires, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  (d) The holders of the Registrable Securities shall be entitled to have their Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 2.2.

                2.3 DEMAND REGISTRATION.

                  (a) (i) If the Shelf Registration Statement is not available for use by the Holders for a period exceeding ten consecutive business days because the Company has failed to satisfy the eligibility requirements for the use of a registration statement on Form S-3, each Holder shall have the right, subject to the next sentence and to Section 2.3(b) and Section 2.3(d) below, to require the Company to file a Registration Statement under the 1933 Act (which

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Registration Statement shall only include such securities as shall be permitted to be included in the Shelf Registration Statement) covering all or any part of its respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder and the intended method of distribution thereof. If the Company again becomes eligible to use a registration statement on Form S-3 before a Holder exercises the right described in the immediately preceding sentence, such Holder will no longer be permitted to exercise that right with respect to that particular instance of the Company's failure to meet those eligibility requirements. All such requests by any Holder pursuant to this
Section 2.3(a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the "Initiating Holder"). As promptly as practicable, but no later than five business days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

                           (ii) The Company, subject to Section 2.3(d) and
Section 2.3(e), shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder and (y) the Registrable Securities of any other Holder which shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within ten days following the date of the Demand Exercise Notice.

                           (iii) The Company shall use its best efforts to
promptly effect such registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution.

                  (b) The Demand Registration rights granted in Section 2.3(a) to the Holders are subject to the following limitations: (i) each registration in respect of a Demand Registration Request must include, in the aggregate (based on the Common Shares included in such registration by the Company, all Holders and all holders of Piggyback Rights and Additional Piggyback Rights (each as defined below) participating in such registration), Common Shares having an aggregate market value of at least $5 million; (ii) the Company shall not be required to cause a registration pursuant to Section 2.3(a)(i) to be declared effective within a period of 90 days after the effective date of a registration statement filed by the Company covering a firm commitment public offering; (iii) if the Company is involved in a Material Transaction for which the Board of Trustees of the Company or an authorized committee thereof has concluded that any registration of Registrable Securities should not be made or continued because a Valid Business Reason exists, (x) the Company may postpone filing a Registration Statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for a period longer than the Material Transaction Tolling Period, and (y) in case a Registration Statement has been filed or is effective, in each case, relating to a Demand Registration Request, the Company may cause such Registration Statement to be withdrawn and/or its availability for use by the Holders suspended or may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for a period longer than the Material Transaction Tolling Period; and the Company shall give written notice of its

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determination to postpone, withdraw or suspend the availability for use by the
Holders of a Registration Statement and of the fact that the Valid Business Reason for such postponement, withdrawal or suspension no longer exists, in each case, promptly after the occurrence thereof; and (iv) the Company's obligations under this Section 2.3 shall terminate at such time as the Company's obligation to keep the Shelf Registration Statement effective pursuant to Section 2.1(a)(ii) shall terminate.

                  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw or suspend the availability for use by the Holders of any Registration Statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such Registration Statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a Registration Statement filed under Section 2.3(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new Registration Statement covering the Registrable Securities covered by the withdrawn Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal, postponement or suspension of a Registration Statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than such number of days after the date of the postponement or withdrawal that equals the Material Transaction Tolling Period), use its best efforts to effect the registration under the 1933 Act of the Registrable Securities covered by the withdrawn or postponed Registration Statement in accordance with this Section 2.3 (unless the Initiating Holder shall have withdrawn such request, in which case the Company shall be considered to have effected an effective registration for the purposes of this Agreement).

                  (c) The Company, subject to Section 2.3(d) and Section 2.3(e), may elect to include in any Registration Statement and offering made pursuant to
Section 2.3(a)(i), (i) any authorized but unissued Common Shares and (ii) any other Common Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof ("Additional Piggyback Rights"); PROVIDED, HOWEVER, that such inclusion shall be permitted only pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder.

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                  (d) If any requested registration pursuant to Section 2.3(a)
involves an underwritten offering and the number of securities to be included in such registration (at the request of the Holders or any other Persons (including any Common Shares requested by the Company, by Holders exercising Piggyback Rights or by holders exercising Additional Piggyback Rights)) in the opinion of the Underwriters' Representative exceeds the largest number (the "Section 2.3 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holder, the Company shall include in such registration:

                           (i) all Registrable Securities requested to be
included in such registration by Holders of Registrable Securities; PROVIDED, HOWEVER, that, if the number of such Registrable Securities exceeds the Section
2.3 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities then owned by all such Holders requesting inclusion;

                           (ii) to the extent that the number of Registrable
Securities to be included by all Holders is less than the Section 2.3 Sale Number, Common Shares that the Company proposes to register; and

                           (iii) to the extent that the number of Registrable
Securities to be included by all Holders and the number of Common Shares to be included by the Company is less than the Section 2.3 Sale Number, any other Common Shares that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

                  If, as a result of the proration provisions of this Section 2.3(d), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; PROVIDED, HOWEVER, that (x) such request must be made in writing prior to the execution of the underwriting agreement and (y) such withdrawal shall be irrevocable.

                  (e) In connection with any Demand Registration, the Initiating Holder shall have the right to designate the Underwriters' Representative for such registration, PROVIDED that such Underwriters' Representative is reasonably satisfactory to the Company. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Initiating Holder and (b) completes and executes all questionnaires, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  2.4 REDUCTION OF AVAILABILITY ON SHELF REGISTRATION STATEMENT. If any Registrable Securities are registered for sale and sold in connection with any registration pursuant to Section 2.2 or Section 2.3 (the "Registered Registrable Securities"), the extent to which the Shelf Registration Statement is available for the sale of Registrable Securities by Holders shall be reduced by a number of Securities equal to the number of Registered Registrable Securities.

                  2.5 EXPENSES. The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2.1 and Section 2.3 and, except as hereinafter provided, Section 2.2. The Company shall pay the Registration Expenses associated with the first two Piggyback Registrations, and the Holders shall be responsible for any Registration Expenses associated with any subsequent registration pursuant to Section 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to any Registration Statement.

                3. REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to Registration Statements pursuant to Section 2.1,
Section 2.2 or Section 2.3 hereof, the Company shall:

                (a) prepare and file with the SEC the Registration Statement, within the relevant time period specified in Section 2.1, Section 2.2 or Section
2.3 hereof, as applicable, on the appropriate form under the 1933 Act reflecting the methods of distribution (including an underwritten offering) of the Registrable Securities elected from time to time by the Holders, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its best efforts to cause such Registration Statement to become effective and remain current (which obligation may be satisfied by filing reports with the SEC pursuant to the Company's reporting obligations under the 1934 Act) and in compliance with the provisions of the 1933 Act for the period specified in
Section 2.1, Section 2.2 or Section 2.3, as applicable;

                (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement current (which obligation may be satisfied by filing reports with the SEC pursuant to the Company's reporting obligations under the 1934 Act) and in compliance with the provisions of the 1933 Act for the period specified in Section 2.1, Section 2.2 or Section 2.3, as applicable, and to facilitate the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution (including an underwritten offering) by the selling Holders thereof and cause each Prospectus to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution (including an underwritten offering) by the selling Holders thereof;

                (c) furnish to each Holder and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities;

                (d) register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder;

                (e) notify promptly each Holder, their counsel and the Underwriters' Representative, if any, and promptly confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading or otherwise to comply in all material respects with the provisions of the 1933 Act, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of the reasonable determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

                (f) furnish counsel for the Holders and the Underwriters' Representative, if any, copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

                (g) obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                (h) furnish to each Holder, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

                (i) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                (j) upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(ii), Section 3(e)(iii), Section 3(e)(v), Section 3(e)(vi) and Section 3(e)(vii) hereof, as promptly as practicable after the occurrence of such an event, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and notify the Holders to suspend use of the Prospectus as promptly as practicable after any such event or discovery, and each Holder agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission, PROVIDED, HOWEVER, that if the Company suspends the use of the Prospectus for the circumstances described in Section 2.1(a)(ii) or Section 2.3(b) hereof, such suspension shall be limited to a number of days equal to the Material Transaction Tolling Period. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

                (k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to any Prospectus or any document which is to be incorporated by reference into a Registration Statement or any Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Holders and make representatives of the Company as shall be reasonably requested by the Holders, available for discussion of such document (it being understood that , with respect to any such Registration Statement, Prospectus or amendment or supplement thereto, the Holders shall have the opportunity to comment on the disclosure relating to such Holders therein, and the Company shall not file such Registration Statement, Prospectus or amendment or supplement thereto without the consent of the Holders to such disclosure, which consent shall not be unreasonably withheld);

                (l) enter into agreements (including underwriting agreements) and take all other reasonable, customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                         (i) make such representations and warranties to the
                Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                         (ii) obtain opinions of counsel to the Company and
                updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Underwriters' Representative, if any, and the Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters' Representative;

                         (iii) obtain "cold comfort" letters and updates thereof
                from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings, and, in addition to the dates set forth below, shall be dated the effective date of any prospectus supplement to the Prospectus included in the applicable Registration Statement;

                         (iv) enter into a securities sales agreement with the
                Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                         (v) if an underwriting agreement is entered into, cause
                the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                         (vi) deliver such documents and certificates as may be
                reasonably requested and as are customarily delivered in similar offerings to the holders of registrable securities being sold and the managing underwriters, if any.

The above shall be done at each closing under any underwriting or similar agreement as and to the extent required thereunder.

                (m) make available for inspection by representatives of the Holders, any underwriters participating in any disposition pursuant to a Registration Statement, and any counsel or accountant retained by any of the foregoing (but not more than one counsel for all Holders and one counsel for all underwriters), all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with the Shelf Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Holders or any underwriters so that they may conduct a reasonable investigation within the meaning of Section 11 of the 1933 Act;

                (n) cause all Registrable Securities to be listed on a national securities exchange;

                (o) otherwise comply with all applicable rules and regulations of the SEC and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

                (p) in the event that any broker-dealer registered under the 1934 Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the NASD) or any successor thereto, as amended from time to time) thereof, whether as a Holder of such Registrable Securities, or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720 (or any successor thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 4 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

                (q) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any qualified independent underwriter that is required to be retained in accordance with the rules and regulations of the NASD).

                The Company may (as a condition to such Holder's participation in any registration) require each Holder to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of its Registrable Securities as the Company may from time to time reasonably request in writing.

                In the event that Holders dispose of Registrable Securities pursuant to an underwritten offering, the Company shall not effect any sale or distribution of, or file any registration statement with respect to, any securities (within the meaning of Section 2(1) of the 1933 Act) of the Company other than Registrable Securities for 90 days after completion of such underwritten offering or such shorter period as the Underwriters' Representative shall reasonably determine is necessary and the Holders of Registrable Securities not covered by such underwritten offering shall not publicly sell any Registrable Securities not so covered for 90 days after completion of such underwritten offering or such shorter period as the Underwriters' Representative shall reasonably determine is necessary. In the case of the registration of any underwritten primary equity offering initiated by the Company (other than any registration by the Company on (i) Form S-8, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a dividend reinvestment plan or (ii) Form S-4) or the registration of any rights offering by the Company, the Holders agree, if requested in writing by the managing underwriter or underwriters administering such offering, in the case of an underwritten offering, or if requested by the Company, in the case of a rights offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 10th day prior to the effective date of the registration statement covering such underwritten primary equity offering and ending on the 90th day after the completion of such underwritten offering or on such earlier date as such managing underwriter shall reasonably determine is necessary.

                4. INDEMNIFICATION; CONTRIBUTION.

               (a) The Company agrees to indemnify and hold harmless the Holders, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the respective officers, directors, partners, employees, representatives and agents of any of the foregoing, as follows:

                         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any government agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

                         (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any government agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder in its capacity as Holder or underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus.

                (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, each underwriter and the other selling Holders, and each Person, if any, who controls the Company, any underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the respective officers, directors, partners, employees, representatives and agents of any of the foregoing, against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus included therein in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder in its capacity as Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus; PROVIDED, HOWEVER, that the aggregate amount which any such Holder shall be required to pay pursuant to Section 4(b) and Section 4(e) shall in no case be greater than the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

                (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. An indemnifying party may participate at its own expense in the defense of such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder for the Securities sold by it exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 4, each Person, if any, who controls a Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

                5. MISCELLANEOUS.

                5.1 RULE 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will timely file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, and (b) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                5.2 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

                5.3 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5.3, which address initially is the address set forth in the Standby Agreement with respect to the Purchaser; and (b) if to the Company, initially at the Company's address set forth in the Standby Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.3.

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                5.4 SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, and such Person shall be entitled to receive the benefits hereof. Upon any such transfer of Registrable Securities, the transferring Holder shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such transfer.

                5.5 SPECIFIC ENFORCEMENT. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the Holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any state thereof having jurisdiction.

                5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                5.7 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                5.9 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                5.10 NO PERSONAL LIABILITY. Notwithstanding anything contained herein to the contrary, this Agreement is made and executed on behalf of the Company, a business trust organized under the laws of the State of Ohio, by its officer(s) on behalf of the Trustees thereof, and none of the Trustees or any additional or successor Trustee hereafter appointed, or any beneficiary, officer, employee or agent of the Company shall, except as otherwise may be required by law, have any liability in such Trustee's, beneficiary's, officer's, employee's or agent's personal or individual capacity, but instead, all parties shall look solely to the property and assets of the Company for satisfaction of claims of any nature arising under or in connection with this Agreement.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    FIRST UNION REAL ESTATE EQUITY
                                      AND MORTGAGE INVESTMENTS


                                    By: /s/ Authorized Signer
                                        ____________________________
                                        Name:
                                        Title:

Confirmed and accepted as
 of the date first above
 written:

GOTHAM PARTNERS, L.P.

By: Section H Partners, L.P.
    By:  Karenina Corp.


    By: /s/ Authorized Signer
        ____________________________
        Name:
        Title:

GOTHAM PARTNERS III, L.P.

By: Section H Partners, L.P.
    By: Karenina Corp.


    By: /s/ Authorized Signer
        ____________________________
        Name:
        Title:

GOTHAM PARTNERS INTERNATIONAL, LTD.


    By: /s/ Authorized Signer
        ____________________________
        Name:
        Title: